UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2007

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PRESTIGE CAPITAL CORPORATION

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(Exact name of registrant as specified in charter)

Nevada	033-03583-S	93-0945181
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1348 E 3300 S

Salt Lake City, UT 84106

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(Address of Principal Executive Offices)

(801) 466-0041

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(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward Looking Statements

This Form 8-K and other reports filed by Prestige Capital Corporation, a Nevada corporation the “Registrant” or “Parent” from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 7, 2007, our Board of Directors appointed Michael J. Larsen, PC, Certified Public Accountant as our independent auditor. Additionally, concurrent with the decision to establish a relationship with Michael J. Larsen, PC, Certified Public Accountant, our Board of Directors approved the dismissal of PRITCHETT, SILER & HARDY, P.C. as our independent auditor.

No accountant's report issued by PRITCHETT, SILER & HARDY, P.C. on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of us to continue as a going concern.

During our two fiscal years ended December 31, 2002 and 2001 there were no disagreements with PRITCHETT, SILER & HARDY, P.C. on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the two fiscal years ended December 31, 2002 and 2001.

We furnished a copy of this disclosure to PRITCHETT, SILER & HARDY, P.C. and requested PRITCHETT, SILER & HARDY, P.C. to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of the letter was filed by us as Exhibit 16.1 to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) None.

(b) None.

(c) Exhibits

Exhibit No.             Description

16.1                         Letter from PRITCHETT, SILER & HARDY, P.C. regarding the change in certifying accountants.

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SIGNATURES

Date: May 8, 2007	Prestige Capital Corporation

	By:	/s/ Tim Misewicz
Tim Misewicz
Chief Executive Officer